THIS INDENTURE OF LEASE made this 21st day of August, 1992, 1992[SIC], by and between H.C.L. INVESTMENTS, INC., a Hawaii corporation, whose address is suite 1852, 900 Fort Street Mall, Honolulu, Hawaii, 96813, hereinafter called "Lessor", and COST-U-LESS INC., whose address is Suite 203, 1810 15th Place Northwest, Issaquah, Washington, 98027, hereinafter called "Lessee,"

                              W I T N E S S E T H:

                                   ARTICLE I

                                 Grant and Term

     Section 1.01 Demised Premises. In consideration of the rents, covenants, and agreements hereinafter reserved and contained on the part of Lessee to be observed and performed, Lessor demises and leases to Lessee, and Lessee rents from Lessor, all of those certain lots (the "Land") identified as Lots No. 4 and 9 in Kapaa, Kauai, Hawaii, TMK 4-4-5-5:4 and 4-4-5-5:9, consisting of approximately 56,256 square feet, and that certain building (the "Building") to be constructed on the Land containing approximately 22,000 square feet of ground floor warehouse area (the Land and such Building being hereinafter called the "demised premises"). The demised premises is shown on the plan marked Exhibit A attached hereto and by reference made a part hereof.

     Section 1.02 Common Areas. Not applicable.

     Section 1.03 Term.

          a. Duration and Commencement. The term of this lease shall be for a period of ten (10) years commencing on the date (the "Commencement Date") Lessor notifies Lessee in writing that the Building to be occupied by Lessee has been completed and that Lessor has received a certificate of occupancy from the appropriate governmental body or agency certifying that the Building is ready for occupancy. The anticipated Commencement Date is on or before November 15, 1992.

          b. Confirmation of Commencement Date. When the Commencement Date has been determined as herein set forth, Lessor shall at its own cost and expense prepare and deliver to Lessee for its execution a written memorandum in the form attached hereto marked Exhibit B, expressly confirming the Commencement Date, and such memorandum shall thereupon be deemed attached hereto, incorporated herein, and by this reference made a part of this lease. Failure by Lessee to execute and deliver such memorandum when requested by Lessor within 15 days of Lessor's request shall constitute an acceptance of the demised premises, and an acknowledgement by Lessee that the statements included in Exhibit B are true and correct, without exception. In addition thereto, if Lessee fails to execute and deliver such memorandum to Lessor within such 15-day period, Lessor may, as attorney-in-fact for Lessee, coupled with a financial interest, execute such memorandum for and on behalf of and in the name of Lessee.

          c. Delays of Commencement Date. If Lessor is unable to deliver possession of the demised premises by the anticipated Commencement Date specified in Section 1.03.a, above, Lessor shall not be liable for any damages caused thereby nor shall this lease become void or voidable, but in any such event, Lessee shall receive a credit towards all rent payable hereunder, in the amount of $1,000.00 per day for each day from and including November 16, 1992 until the Commencement Date and the term of this lease shall be extended until Lessor can give Lessee notice of the Commencement Date. If the Commencement Date is extended as set forth in this section 1.03.c, no basic rent shall be payable by Lessee to Lessor for any portion of the term prior to the actual Commencement Date.

          d. Cancellation. Notwithstanding any provision to the contrary, if for any reason whatsoever, the term of this lease shall not have commenced by December 31, 1992, this lease shall be deemed cancelled and shall have no further force or effect and Lessor and Lessee shall have no further obligations under this lease, unless Lessor and Lessee agree in writing to extend this lease for a mutually agreeable period in order to permit Lessor to complete construction of the Building to be occupied by Lessee.

     Section 1.04 Option to Extend. If Lessee is not in default of any of the terms of this lease to be observed and performed, Lessee shall have the option to extend the term for two (2) additional terms of five (5) years each on the same terms and conditions as set forth herein by giving to Lessor notice of Lessee's exercise of such option not less than one hundred twenty (120) days prior to the end of the term, provided, however, that the basic rent for any such extension of the term of the lease shall be as follows:

     First and second years of
     the first 5-year extended term                         $30,518.00 per month

     Third, fourth and fifth years
     of the first 5-year extended term                      $33,569.00 per month

     First, second and third years
     of the second 5-year extended term                     $36,927.00 per month

     Fourth and fifth years of the
     second 5-year extended term                            $40,619.00 per month

Except as set forth herein, Lessee shall not have any option to further extend the term of this lease.

     Section 1.05 Rule Against Perpetuities. If for any reason whatsoever, the term of this lease shall not have commenced reason whatsoever, the term of this lease shall not have commenced on or before two (2) years after the date hereof, this lease shall thereupon be and become entirely canceled and of no further force or effect.

                                   ARTICLE II

                      Construction and Delivery of Premises

     Section 2.01 The Building. Lessor covenants and agrees to erect, make and complete the following described improvements on the Land in accordance with the provisions hereinafter set forth:

          a. General Description of the Work. There shall be erected on the Land, the Building containing 22,000 square feet of ground floor warehouse area. The Building shall be built in accordance with, equipped with, and shall include, all such matters shown on the final plans and specifications discussed below.

          b. Physical Requirements of Site. Said improvements shall be designed, constructed, made and completed in accordance with all applicable laws, ordinances, rules, regulations and orders of city, county, state or other duly constituted authority applicable thereto at the time of construction. It is further agreed that Lessor shall procure all building and other permits required at the time of construction. Anything herein contained to the contrary notwithstanding, if Lessor shall not be permitted by any applicable laws, ordinances, rules, regulations or orders to construct a building having the approximate dimensions and size specified in the final working plans and specifications, Lessee may, at its option, which option may only be exercised prior to taking occupancy of the demised premises, either accept a building of such dimension as may be so permitted or cancel this lease by giving Lessor written notice of Lessee's election to cancel the same.

          c. Plans and Specifications. Said improvements shall be constructed and completed in accordance with final working plans and specifications to be prepared in the following manner: Lessee agrees to prepare and furnish preliminary plans and specifications, it being understood that said preliminary plans and specifications will follow the general description of said improvements hereinbefore set forth. In order to meet the anticipated Commencement Date as set forth in Section 1.03 herein, Lessee shall deliver to Lessor all necessary preliminary plans, specifications and company standard details within 30 days after execution of this lease. For every day which Lessee is in[SIC] delayed after the expiration of said 30 days, the date set forth in
Section 1.03.d above shall be extended another day. Lessor shall have the right to omit or modify any item or detail in Lessee's preliminary plans and specifications if Lessor, in Lessor's reasonable judgment, determines that the construction or installation of such detail or item is impractical. No later than 30 days after receipt of Lessee's preliminary plans and specifications, Lessor shall prepare, or cause to be prepared, and deliver to Lessee final plans and specifications for the Building which shall, to the extent reasonably and practicably possible, follow the preliminary plans and specifications delivered by Lessee and incorporate all of Lessee's requirements. It is expressly understood and agreed that said final working plans and specifications shall not deviate from, and shall in all respects adhere to, and incorporate all details set forth in, said preliminary plans and specifications, unless applicable law, ordinance, rule, regulation or order of governmental authority require otherwise, or unless Lessor in Lessor's reasonable judgment determines that any detail or item set forth in said preliminary plans and specifications cannot be reasonably or practicably incorporated into the final working plans and specifications. In order that Lessee may satisfy itself that the proposed improvements will meet its requirements, said final plans and specifications shall be submitted to Lessee for Lessee's written approval before construction work is commenced, but such approval, if given, shall not relieve Lessor of the responsibility of constructing structurally sound improvements free from defects. Lessee agrees to notify Lessor in writing of its approval or disapproval of the final plans and specifications within thirty (30) days after they have been received by Lessee.

          d. Lessee's Right to Change Plans and Specifications. By written notice to Lessor, Lessee shall have the right at any time or times either prior to or during the progress of the work to eliminate any item or detail contained in said final working plans and specifications and/or to substitute and/or to add other items or details not shown on said final working plans and specifications. In such event, Lessor shall, at Lessee's cost and expense, make such changes. If Lessor fails to do so Lessee shall have the right to issue change orders covering such changes to the contractor or contractors doing the work. If Lessee shall require any change or eliminate any item or detail in the final working plans and specifications irrespective of whether such item or detail has already completed, installed, or purchased, the cost of any such change or removal shall be borne fully by Lessee. Additionally, the cancellation date set forth in Section 1.03.d of this lease shall be extended for the number of days equal to the number of days construction of the Building is delayed or extended because of any change order requested by Lessee.

          e. Cost of Work. Lessor agrees to pay the cost of said improvements and to pay the fees of architects and/engineers (other than Lessee's regular employees) in planning and supervising the work. Lessee shall pay all fees and costs incurred in connection with any change order requested by Lessee. Lessee shall, at its expense, install trade fixtures and equipment, and store merchandise, and may commence such activities as the improvements by Lessor are being completed, but in so doing, Lessee shall have first complied with the bond and insurance requirements of this lease and Lessee shall not interfere with the completion of the improvements by Lessor. Lessor shall not be liable for any injury to Lessee's employees.

          f. Contracts and Bids. Lessor shall be responsible for the engagement and supervision of the general contractor and subcontractors for construction of the improvements on the Land, and all contracts for construction of such improvements shall be (i) made by and in the name of Lessor, (ii) on terms and conditions acceptable in the Lessor's sole judgment, and (iii) carried out by Lessor. Lessee shall have no liability for performance of any of Lessor's duties under such contracts and subcontracts.

          g. Completion of Work. Lessor agrees to proceed with due diligence to construct and complete said improvements as soon hereafter as reasonably possible, subject to delays caused by strikes, acts of God, governmental restrictions or shortages of materials or labor arising by reason of war or other national emergency, or any other cause beyond Lessor's control (it being agreed that inability or failure to finance said work shall not be considered a cause beyond Lessor's control). As soon as work on said improvements shall have progressed to a point where Lessee can do so without unreasonably interfering with the work, as determined by Lessor in Lessor's sole judgment, Lessee shall have access, subject to the provisions in section 2.01.e, to the demised premises for the purposes of installing trade fixtures and equipment, and store merchandise and otherwise making the demised premises ready for Lessee's operations. It is further agreed that Lessee shall have the right to make such inspections at reasonable times during the progress of the work as Lessee deems advisable, provided, however, that such inspections shall not interfere in any way with Lessor's completion of the Building.

     When said work has been fully and substantially completed and the demised premises are ready for Lessee's occupancy, actual possession of the demised premises shall be delivered to Lessee free and clear of all tenants and occupants. Lessor commenced construction of said improvements on or about July 1, 1992. If Lessor fails (1) to proceed diligently with such construction work; or (2) for any reason whatsoever (including any cause within or beyond Lessor's control), fails to substantially complete said improvements so that they are ready for Lessee's occupancy and deliver actual possession thereof to Lessee free and clear of all tenencies[SIC] and occupancies by December 30, 1992, then Lessee shall have the right, at its option, at any time/prior to taking possession of the demised premises to cancel this lease by giving Lessor written notice of Lessee's election to cancel the same.

[MISSING TEXT? ERROR IN ORIGINAL]
     same. Upon Lessee's giving such written notice of cancellation, this lease shall thereupon terminate and end, and Lessor and Lessee shall be released and discharged from further liability or responsibility hereunder. Such right of termination shall be the exclusive remedy Lessee shall have by reason of default by Lessor under this section 2.01.g.

          h. Quality of Construction. Lessor represents and warrants that:

               (1) The development will be conducted in a workmanlike and skillful manner;

               (2) The development will in all respects be of good quality, free of all defects and faults in workmanship, material, design, and title;

               (3) The development will be performed in material compliance with the final plans and specifications and with all federal, state, or local laws, rules, regulations, and ordinances;

               (4) All materials, equipment, and other items incorporated in the development or consumed in the performance of the development will be new and of suitable grade for the purpose intended;

               (5) There will be no defects in the improvements or any operating system including, but not limited to, defects in the electrical, heating, air conditioning, plumbing or mechanical systems, foundations in asphalt or other pavement;

               (6) The roofs on the improvements will be structurally sound and waterproofed.

     Section 2.02 Parking Areas and Other Exterior Areas. Lessor will, at Lessor's sole cost and expense, prior to the Commencement Date, grade, surface, and mark the area to be devoted to parking areas and other exterior areas (as shown on the attached Exhibit C) within the demised premises and will also construct sidewalks, aisles, streets and driveways on portions of the parking area and common area (also as shown on attached Exhibit C). Lessor will also provide adequate water drainage and lighting systems for the parking area and the aforesaid sidewalks, aisles, streets and driveways within the demised premises for such costs and expenses. All sidewalks and aisles within the demised premises shall be of concrete construction, and the parking areas shall have a suitable and adequate base, and shall be surfaced with asphaltic pavement. Such work shall be done in accordance with all requirements of law ..and governmental authorities and shall be completed prior to the delivery of the demised premises to Lessee.

     Section 2.03 Additional Construction Covenants of Lessor. Lessor covenants and agrees with Lessee as follows, respecting the improvements work on the Land and the improvements described in this Article II and the construction of any future expansion on the Land:

          a. All utility services in the demised premises shall be installed underground, unless impracticable, except to the extent within or on the Building. Lessor shall have the right, without Lessee's consent or joinder, to grant or relocate all easements now or hereafter required by Lessor for the construction, installation, operation, maintenance, repair and replacement of rights of way, underground lines, and other transmission facilities and appurtenances for electricity, gas, telephone, water, sewage, drainage and other public service and utilities affecting or serving the Building or the demised premises. b. Except for minor changes not resulting in a violation of the parking requirements of this lease or traffic circulation, no changes shall be made in the parking layout and detail shown on Exhibit C without Lessee's prior written approval in each instance first obtained.

          c. To the extent reasonable feasible, all roof-top mechanical equipment, trash disposal systems and receiving areas within the demised premises shall be enclosed with decorative or landscaped screening.

          d. Lessor shall obtain Lessee's prior written approval of the final landscape plan which shall include the planting of all landscaped areas on the demised premises.

                                   ARTICLE III

                                    III Rent

     Section 3.01 Basic Rent. Commencing thirty (30) days after the Commencement Date as defined in Section 1.03, Lessee shall pay basic rent as follows:

     First thirty-six (36) months                           $24,200.00 per month

     Next thirty-six (36) months                            $26,738.00 per month

     Next thirty-six (36) months                            $28,916.00 per month

     Next twelve (12) months                                $30,518.00 per month

     Said basic rent shall be paid in advance on the first day of each calendar month at the principal place of business of Lessor or other place designated by Lessor, without demand therefore and without deduction or offset whatsoever. In the event that the duty to pay basic rent commences on other than the first day of a calendar month or terminates on other than the last day of such a month, the basic rent for such fraction of a month shall be prorated on a thirty (30) day month basis.

     Section 3.02 Additional Rent. Commencing thirty (30) days after the Commencement Date, Lessee shall pay as additional rent any money required to be paid to Lessor pursuant to Sections 4.03 - Rules and Regulations, 6.02 - Lessor's right to Cure Lessee's Failure to Maintain Premises, 6.03 - Structural Repairs by Lessor, 6.05 - Cost of Services, 8.02 - Fire Insurance Premium and Increase, l1.01 - Payment of Charges, 13.0 - Consent Required, 14.01 - Personal Property Taxes, 14.02 - Real Property Taxes, 14.03 - Excise Taxes, 14.04 - Tax on Rental Income, 16.03 - Condemnation; of Less Than a Fee, 17.05 - Interest on Past Due Damages, 19.01 - Lessee's Liability and 19.02 - Performance by Lessor, and any other provision of this lease not specifically set forth in this Section
3.02 requiring payments by Lessee to Lessor. If the additional amounts or charges set forth in this Section are not paid at the time provided in this lease or if no time is specified, they shall i nevertheless by paid as additional rent with the next succeeding installment of rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or limit any other remedy by Lessor.

                                   ARTICLE IV

                                 Use of Premises

     Section 4.01 Use of Premises. The demised premises shall be used during the term hereof for the sole purpose of retail sale of consumer goods, wholesale sales of consumer goods, and any other legal business reasonably incidental to retail and wholesale sales of consumer goods including the following:

               (1) Dry groceries, frozen foods, refrigerated foods, beer, wine and liquor;

               (2) Electronics;

               (3) Major appliances and small appliances;

               (4) Sporting goods;

               (5) Domestics;

               (6) Auto supplies and tires;

               (7) Garden supplies;

               (8) Cameras, watches, and jewelry;

               (9) Food concessions, such as hot dog carts. I

               (10) Any other categories of merchandise allowed by Hawaii law.

     The demised premises shall not be used for any other purpose without the prior written consent of Lessor. Without limiting the generality of the immediately preceding sentence, Lessee shall not keep, use, sell or offer for sale in or upon the demised premises any article which may be prohibited by standard form of fire insurance policy. Nothing contained in this lease shall be construed as granting to Lessee the exclusive right to conduct such business.

     Section 4.02 Use of Common Areas. Not applicable.

     Section 4.03 Rules and Regulations. Lessor reserves the right from time to time to adopt and promulgate, amend and supplement reasonable rules and regulations applicable to the demised premises as a whole (see Exhibit D attached hereto and made a part hereof). Thirty (30) days prior written notice of such rules and regulations, and amendments and supplements thereto, shall be given to Lessee; and Lessee hereby agrees thereupon to comply with and observe all such rules and regulations, amendments and supplements provided that such rules, regulations, amendments and supplements do not materially interfere with Lessee's use of the demised premises. In addition to such other legal or equitable remedies Lessor may have in the event of breach or default of the provisions of this lease, said rules and regulations may provide reasonable penalties for violation of them and vest in Lessor reasonable power of enforcement thereof.

     Section 4.04 Trash Storage Area. Lessor may from time to time at Lessor's option designate an area or areas within the demised premises or areas for use by Lessee for the location and use of trash and refuse storage bins and other similar containers; Lessee shall, however, under no circumstances, place or locate any such trash or refuse storage bins and other similar containers next to any exterior building wall or under the roof eaves.

     Section 4.05 Hazardous Waste. Without limiting the generality of the provision of this lease, Lessee agrees that no portion of the demised premises shall be used for, and the business of Lessee shall not involve, the disposal, storage, treatment, processing or other handling of waste contamination, PCB's, or other toxic or hazardous substances, including without limitation any substances defined or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," or "toxic substances," under any applicable laws (collectively "Hazardous Materials"). Lessee expressly acknowledges and agrees that it will reimburse, defend, indemnify and hold harmless Lessor from and against any losses or charges (including, but not limited to, all costs of investigation, monitoring, legal fees, remedial response, removal, restoration or permit acquisition) which may now or in the future, be undertaken, suffered, paid, awarded, assessed, or otherwise incurred as a result of Lessee's breach of its agreements as set forth in this Section. This indemnity shall survive the termination of this lease and shall be for the benefit of Lessor and shall be assignable by Lessor to any subsequent purchaser of Lessor's interest of any part thereof.

                                    ARTICLE V

                          Alterations, Fixtures, Signs

     Section 5.01 Lessee Alterations. Lessee or any person taking by, through or under it may, at its own expense and as further provided in this Article V, make nonstructural alterations or additions to the demised premises which do not diminish the value thereof.

     All alterations or additions to any of the walls, roof or structural components of the demised premises; or which require or involve the penetration of any wall, roof or structural component of the demised premises; or which will cost more than Twenty-five Thousand Dollars ($25,000) in any instance and One Hundred Thousand Dollars ($100,000) in the aggregate, must receive prior written consent and approval by Lessor of plans and specifications hereof provided by Lessee. Lessor shall not unreasonably withhold its approval of any proposed alterations or additions to the demised premises and shall, no later than fifteen (15) business days after receipt of any proposed plans and specifications, advise Lessee of Lessor's approval or disapproval, and in the event Lessor does not respond within such period, Lessor shall be deemed to have disapproved the plans and specifications provided by Lessee. Lessee shall ensure that all such alterations or additions are done in good and workmanlike manner and in compliance with the insurance and bond requirements of this lease, are diligently prosecuted to expedite the completion thereof, as determined at sole discretion of Lessor, and are performed in strict conformance with all laws or regulations of any nature which are applicable thereto.

     Section 5.02 Lessee Shall Discharge All Liens. Lessee shall promptly pay all contractors and materialmen who provide goods or services with respect to the demised premises for or on behalf of Lessee or any person taking by, through or under it, and shall take other appropriate precautions to minimize the possibility of a lien attaching to the demised premises therefor. In the event that any such lien is made or filed, Lessee shall discharge or bond against the same within thirty (30) days after such lien is filed.

     Section 5.03 Bond Against Liens. Prior to commencement of any alteration, addition or other construction by or on behalf of Lessee or any person taking by, through or under it in or at the demised premises, Lessee shall furnish evidence satisfactory to Lessor that Lessee is financially able to pay for the material and labor and/or the services of the contractor or contractors involved and shall furnish a copy of a bond in an amount and in a form and with a surety acceptable to Lessor, which names Lessor and Lessee as obligees, and which insures completion of the proposed work free and clear of liens, provided, however, that Lessor may waive said requirement to post bond by written notice thereof.

     Section 5.04 Signs, Awnings and Canopies. Lessee shall not place or suffer to be placed or maintained on any exterior door, wall or window of the demised premises any sign, awning, canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering, or advertising matter on the glass of any window or door of the demised premises without first obtaining Lessor's written approval and consent, which approval and consent shall not be unreasonably withheld. Lessee shall maintain such signs, awnings, canopies, decorations, lettering, advertising matter and/or other things as may be approved by Lessor, in good condition and repair at all times. In any instance, such sign, awning, canopy or advertising matter shall comply with all laws, ordinances, rules and regulations of governmental authority.

                                   ARTICLE VI

                            Maintenance of Buildings

     Section 6.01 Maintenance by Lessee. Lessee shall at all times keep its trash storage area and the entire demised premises, exterior entrances, doors, and all glass and show window moldings (but excluding other exterior structural portions of the demised premises), and all partitions, fixtures, equipment and appurtenances thereto, including lighting and plumbing fixtures, electrical wiring, and air-conditioning equipment, if any, in good order, condition, cleanliness and repair.

     Section 6.02 Lessor's Right to Cure Lessee's Failure to Maintain Premises. If Lessee refuses or neglects to repair or maintain the demised premises properly as required hereunder and to the reasonable satisfaction of Lessor as soon as reasonably possible after written demand by Lessor, Lessor, in addition to such other remedies it may have, may make such repairs and perform such maintenance without liability to Lessee for any loss or damage that may accrue to Lessee's stock or other property or to Lessee's business by reason thereof; and upon completion thereof and receipt of bill therefor, Lessee shall pay as additional rent hereunder all Lessor's costs for making such repairs and performing such maintenance, including a surcharge of ten percent (10%) to cover Lessor's overhead.

     Section 6.03 Structural Repairs by Lessor. In the event any repairs become necessary to the structural portions of the demised premises, or sidewalks adjacent to the demised premises, Lessor voluntarily or upon written notice from Lessee, stating the necessity therefore and the nature thereof, shall with reasonable promptness, and at its own expense make any such necessary repairs; provided, however, that if the need for such repairs arises out of or by reason of Lessee's negligent act or failure to act, or extraordinary use by Lessee of the demised premises or any portion thereof, all costs of such repairs in addition to a ten percent (10%) surcharge to cover Lessor's overhead shall be paid by Lessee to Lessor promptly upon Lessor's demand therefore as additional rent.

     Section 6.04 (Intentionally omitted)

     Section 6.05 Cost of Services. Lessee shall pay to Lessor, as additional rent, the total direct expenses (as herein defined) paid or incurred by Lessor on account of the operation or maintenance of the demised premises. The term "direct expenses" as used herein shall include all costs of operation and maintenance of the Building and the Land, including open areas and parking areas, and all easements thereto, and shall include the following costs by way of illustration but not limitation: property taxes; the cost and expenses in contesting the amount or validity of any property taxes by appropriate legal proceedings; ground lease rent; water and sewer charges; insurance premiums; license, permit and inspection fees; landscaping; security; maintenance of areas outside the Building; Building maintenance and painting of Building, parking area repairs and repaving of parking areas; janitorial services; labor; supplies; and equipment used in maintenance. The term "property taxes" as used herein shall include all real estate taxes or personal property taxes and other taxes, charges and assessments which are levied with respect to the demised premises and any improvements, fixtures and equipment and all other property of Lessor, real or personal, located in the Building or on the Land. The term "property taxes" shall also include any tax which shall be levied in addition to or in lieu of real estate or personal property taxes.

     The additional payment provided for in this Section shall be paid within ten (10) days after demand therefor by Lessor. An invoice prepared and submitted by Lessor to Lessee shall be sufficient evidence of the amount due from Lessee.

                                   ARTICLE VII

                            Non-Liability of Lessor.

     Section 7.01 Assumption of Risk by Lessee. Lessor shall not be liable to Lessee or any person taking by, through or under it for any damage occasioned by electricity, plumbing, gas, water, sprinkler or other pipes and/or sewage system or by the bursting, leaking, overflowing or the function or malfunction of any tank, washstand, closet or waste or other pipes in or about said demised premises, or for any damage occasioned by water coming into the demised premises from any source whatsoever or for any damage arising from any act or acts or neglect of the general public, except such damage as may be caused by the willful act or negligence of Lessor. All property kept or store on or at the demised premises shall be so kept or stored at the risk of Lessee only and Lessee shall indemnify, hold harmless and defend Lessor from any claims arising out of damage to the same, including subrogation claims by Lessee's insurance carriers, unless such damage is caused by the willful act or negligence of Lessor.

                                  ARTICLE VIII

                             Insurance and Indemnity

     Section 8.01 Insurance. Lessee, at its own expense, shall procure and keep in force policies of insurance in a form and with companies satisfactory to Lessor as follows:

               (1) Commercial general liability insurance, including coverage for premises/operations, independent contractors, products/completed operations, contractual liability, personal injury, advertising injury, employees as additional insureds, broad form property damage, liquor liability (if applicable), pollution liability and coverage for collapse, explosion and underground property damage, with combined single limit for bodily injury and property damage of not less than $1,000,000 per occurrence, $2,000,000 general aggregate and $2,000,000 products and completed operations aggregate.

               (2) In the event Lessee has any boiler on the demised premises, boiler insurance in the face amount of no less than One Hundred Thousand Dollars ($100,000).

     All such insurance shall name Lessor as additional insured and provide for thirty (30) days' prior written notice to Lessor of cancellation or other termination. A certificate evidencing such insurance shall be furnished to Lessor prior to entry of the demised premises by Lessee.

     Section 8.02 Fire Insurance Premium and Increase. Lessor shall insure at replacement values, the Building of which the demised premises are a part for fire and other perils, on the Insurance Service Office Basic Form used in the State of Hawaii or its equivalent. Lessee shall pay as additional rent hereunder the premiums and any increases therefor for such insurance carried by Lessor on the demised premises or the Building.

     Section 8.03 Indemnification of Lessor. Lessee shall indemnify, save harmless, and defend Lessor from and against any and all claims, actions, damages, liability and expense including attorneys' fees incurred by Lessor in connection with loss of life, personal injury, death and/or damage to property caused by Lessee its invitees, licensees, agents, contractors, employees, servants, sublessees or concessionaires, or arising from, out of or in connection with any occurrence in, or about the demised premises, or the breach or default by Lessee of any covenant or condition of this lease or acts by Lessor prompted thereby, or the occupancy or use by Lessee of the demised premises or any part thereof, or occasioned wholly or in part by any act or omission of Lessee, its invitees, agents, contractors, employees, servants, sublessees or concessionaires.

     Section 8.04 Mutual Waiver of Subrogation. The parties hereto for themselves and their respective insurers hereby waive all and any rights or subrogation which otherwise may be available against the other party and shall so notify their respective insurers.

                                   ARTICLE IX

                          Offset Statement, Attornment
                         Subordination and Ground Lease

     Section 9.01 Offset Statements. In the event that Lessor's mortgagee, or a prospective purchaser of Lessor's mortgage or of Lessor's interest in the Building or the Land, requests a statement from Lessee as to claims against Lessor on account of prepaid rent or any other matter, Lessee shall deliver (in recordable form, if requested) to that party a certification that this lease is in full force and effect and unmodified (if such be the case or stating the modifications) and that there are no defenses or offsets thereto, or a notice which states those claimed by Lessee.

     Section 9.02 Subordination and Attornment. In the event that a mortgage, encumbrance, or deed of trust is placed upon the demised premises or the Building of which they are a party, after the commencement of the term hereof, this lease and the interest created hereby shall immediately be subordinate thereto if the holder or beneficiary thereof offers to enter into an agreement with Lessee which provides that the possession and other rights of Lessee will not be disturbed so long as Lessee performs its obligations hereunder and Lessee will be recognized as Lessee of the demised premises under the terms and conditions of this lease in the event of acquisition of title by said holder or beneficiary through foreclosure proceedings or otherwise, and which further provides that Lessee will recognize such holder or beneficiary as Lessor in such event said agreement to be expressly binding upon the successors and assigns of Lessee and upon said holder or beneficiary and upon anyone purchasing the demised premises at any foreclosure sale.

     Within fifteen (15) days of presentation, Lessee shall execute, acknowledge and deliver to Lessor (i) any subordination or non-disturbance agreement or other instrument which Lessor may require to carry out the provision of this Article and (ii) any estoppel certificate requested by Lessor from time to time in the standard form of any such mortgagee or beneficiary, certifying in writing, if such be true, that Lessee shall be in occupancy, that this lease is unmodified and in full force and effect (or if there have been modifications that the lease is in full force and effect as modified and stating the modifications) and the date to which the rent and other charges shall have been paid, and there shall be no rental offsets or claims. In the event Lessee fails to provide any instrument as provided in this Section, Lessee does hereby appoint Lessor as attorney-in-fact for Lessee, coupled with a financial interest, with full power to execute in the name of the Lessee any such instrument.

     Section 9.03 Consent of Ground Lease. Lessee shall have no obligations under this lease unless and until the Consent of Lessor to Sublease, Estoppel Certificate, and Attornment Agreements, attached hereto as Exhibit E (the "Estoppel Certificate"), has been fully executed by the named parties and an executed and acknowledged copy of the Estoppel Certificate is recorded in the appropriate local offices. Lessor shall use its best efforts to obtain the Estoppel Certificate and shall execute and deliver to Lessee the Estoppel Certificate as soon as possible after the execution of this Agreement. If the Estoppel Certificate is not recorded in the appropriate local office, in order to protect the interest created thereby, on or before 30 days after the execution of this Agreement, this lease shall terminate and Lessee shall have no obligations or liabilities to Lessor hereunder. Assuming that Lessor properly records the Estoppel Certificate, Lessee agrees that this lease and the interest created hereby shall be subordinate to that certain Ground Lease dated March 1, 1991 (the "Ground Lease"), by and between Herman Rapozo, as lessor (the "Ground Lessor"), and Halawa Sponsorship Corporation, as lessee.

     Section 9.04 Compliance with Ground Lease. Throughout the term of this lease, Lessor covenants in favor of Lessee that it will perform all of its obligations under the Ground Lease and will defend, indemnify, and hold harmless Lessee completely and absolutely in the event Lessee suffers any loss, injury, damage or expense as a result of Lessor's failure to perform its obligations under the Ground Lease. Lessor shall immediately notify Lessee of any default by Lessor under the Ground Lease or receipt of any notice from the Ground Lessor under the Ground Lease alleging the breach thereof. .

     Section 9.05 Ground Lease Termination. It is contemplated that the Lessor will acquire the ground lessor's interest under the Ground Lease. This acquisition may occur before or after the Lessee occupies the demised premises. In the event the Lessor acquires such interest, Lessor agrees that the lessee's and the lessor's interest under the Ground Lease shall be merged as a matter of law, and thereafter the Ground Lease shall not survive. Under those conditions, Lessee shall have no obligation to make any payments under the Ground Lease, and Lessee shall hold its interest under this lease free and clear of any rights, claims or interest under the Ground Lease.

                                    ARTICLE X

                          Waste, Government Regulations

     Section 10.01 Waste or Nuisance. Lessee shall not commit or suffer to be committed any waste upon the demised premises or cause or allow any nuisance or other act or thing which may disturb the quiet enjoyment of any other occupant of the Land or to bring or to keep anything thereon, which in the judgment of Lessor, will or may detract in any way from the beauty, attractiveness, usefulness or value of the demised premises.

     Section 10.02 Governmental Regulations. Lessee, at Lessee's sole cost and expense, shall comply with all of the requirements of county, municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the demised premises, and shall faithfully observe in the use or occupancy of the demised premises all municipal ordinances and state and federal laws or regulations applicable thereto, except as to those laws and regulations, the performance and observance of which are solely the duties of Lessor under the terms of this lease.

     Notwithstanding the foregoing, there shall be no obligation on the part of Lessee to comply with any rules, regulations and law which may require structural alterations, structural repairs or structural additions, or which relate to the duties or obligations which are solely the duties and obligations of Lessor under this lease, unless made necessary by act, work or omission by Lessee, in which event Lessee shall comply at its expense.

                                   ARTICLE XI

                                    Utilities

     Section 11.01 Payment of Charges. Lessee shall pay all charges for water, electricity, and other utilities furnished to the demised premises, the removal of sewage, refuse, and trash from the demised premises, whether the same are charged to Lessee or Lessor in the first instance. Lessee shall pay to Lessor, as additional rent, all of said charges billed directly to Lessor for the demised premises.

     Section 11.02 Non-liability for Interruption. Lessor shall under no circumstances be liable to Lessee or any person taking by, through or under it for damages or otherwise for any failure to furnish or interruption in service of any water, electricity or for stoppage of sewers from any cause whatsoever, unless due to willful misconduct or negligence of Lessor.

                                   ARTICLE XII

                                 Entry by Lessor

     Section 12.01 Access to Demised Premises. Lessee and any person taking by, through or under it shall permit Lessor and its agents to enter into and upon the demised premises during normal business hours and upon three (3) days advance notice for the purpose of inspecting the same or for the purpose of maintaining the Building in which said demised premises are situated, or for the purpose of making repairs, alterations or additions to any other portion of said Building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, without any rebate of rent and without any liability to Lessee for any loss of occupancy or quiet enjoyment of the demised premises thereby occasioned; provided, that all such work shall be done in such manner as to cause as little interference as reasonably possible with the use and occupancy of the demised premises by Lessee; provided, further, if there is substantial interruption with Lessee's operation of business, rent and other charges will be abated as set forth in Section 15.04 hereof.

     Section 12.02 Utility Mains. Lessor shall have the right to locate within the demised premises utility mains and other facilities serving other premises, when such location is dictated by necessities of convenient engineering. Such mains and other facilities shall be located so as to cause a minimum of interference with Lessee, and be reasonably unobtrusive in appearance. These facilities shall include but not be necessarily limited to drains, water supply, sewage lines, chilled water cooling pipes, electric power circuits, telephone circuits, electric panelboards, sanitary vents, fresh air supply and exhaust ducts.

                                  ARTICLE XIII

                           Assignment and Subletting

     Section 13.01 Consent Required. This lease and the leasehold interest hereby demised is not assignable, subleasable in whole or in part by Lessee or any person taking by, through or under it whether by way of mortgage or otherwise, and Lessee shall not assign or sublet, or allow assignment or subletting of all or any part of the demised premises, or amendment thereof, without the prior written consent of Lessor of the assignee, sublessee, or mortgagee, and approval by Lessor of the form, terms, covenants, provisions and amendments of any such assignment, sublease or mortgage, which consent and approval shall not be unreasonably withheld. Without limitation to other rights Lessor may have, Lessor may require, in Lessor's sole discretion, prior to consent and approval thereof, such modifications or additions to any assignment, sublease, mortgage or amendment thereof to ensure that such assignment, sublease, mortgage or amendment will be subject and subordinate to this lease and consistent with the terms covenants, provisions and intent hereof, including without limitation the requirement that consent and approval by Lessor to any act or agreement by an assignee, sublessee, mortgagee or occupant shall be required to the same manner and extent as is required under the terms of this lease with respect to Lessee. The consent by Lessor to any assignment, subletting, or amendment thereof shall not constitute a waiver of the necessity for such consent to any subsequent assignment, subletting or amendment and may be contingent upon payment to Lessor of a reasonable charge for the processing thereof. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law. If this lease be assigned, or if the demised premises or any part thereof shall be subleased or rented to anyone other than Lessee, Lessor may collect rent from the assignee, sublessee or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy nor collection shall be deemed a waiver of this covenant, or the acceptance by Lessor of any assignee, sublessee or occupant as lessee during the lease term or any extension thereof, or a release of Lessee, or any mesne assignors or sublessors, from the further performance by Lessee, and any such mesne assignor or mesne sublessors, of all the covenants binding upon Lessee in this lease contained during the lease term and any extension pursuant to Section 13.02 thereof.

     Lessee may assign this lease without Lessor's prior written consent to any corporation which owns one hundred percent (100%) of the voting stock of Lessee, or to any wholly-owned subsidiary corporation of Lessee, or to any corporation which succeeds to or takes over the business conducted in the state of Hawaii by Lessee; provided that Lessee shall have delivered a copy of such assignment to Lessor within thirty (30) days after such assignment.

     Section 13.02 Extensions. Any failure to completely surrender the demised premises to Lessor, as specified in Section 18.01 hereof, on or before the date of termination as specified in Section 1.03 hereof, shall be deemed to extend the term of this lease on a month-to-month basis at the same rentals, terms and conditions specified in this lease, and shall not be deemed to result in a new tenancy.

                                   ARTICLE XIV

                                      Taxes

     Section 14.01 Personal Property Taxes. Lessee shall pay (and upon demand by Lessor, Lessee shall furnish Lessor with satisfactory evidence of the payment thereof) all taxes and assessments of whatsoever kind or nature, and penalties and interest thereof, if any, levied against Lessee's property of whatsoever kind and to whomsoever belonging situate or installed in or upon the demised premises, whether or not affixed to the realty. If at any time any of said property, whether or not belonging to Lessee, is taxed or assessed as part of the real property within the Building of which the demised premises are a part, then such taxes or assessments shall, for the purpose of this lease, be deemed to be personal property and attributable to the demised premises. The additional rent provided for in this Section shall be paid by Lessee within ten (10) days after demand therefor by Lessor. A tax bill submitted by Lessor to Lessee shall be sufficient evidence of the amount of taxes assessed or levied against the parcel or real property to .which such bill relates.

     Section 14.02 Excise Taxes. Lessee shall pay to Lessor, as additional rent, together with each payment of rent, an amount equal to the excise tax which Lessor must pay on the rent received from Lessee, whether such tax applies under the present form of state general excise (gross income) tax, or under some amended form thereof, or under any other form of governmental tax or excise on gross rents received.

                                   ARTICLE XV

                      Destruction of or Damage to Building

     Section 15.01 Repairs by Lessor. If the demised premises or any portion of the Building in which the demised premises are located are damaged or destroyed during the term hereof by any casualty insured under the commercial property insurance policies, or should the Building be damaged to an extent less than twenty- five percent (25%) of the then tax assessed value thereof by any other casualty, Lessor, subject to any delay or inability from causes beyond Lessor's control, shall repair and/or rebuild the same to substantially the condition in which the same were immediately prior to such damage or destruction; provided, however, Lessor shall not be obligated to so repair and/or rebuild in the event such damage occurs within the last two years of the term of this lease. Notwithstanding the foregoing, in the event the Building in which the demised premises are located are damaged or destroyed to the extend of twenty-five percent (25%) or more of the then tax assessed value thereof, Lessor may at its option terminate this lease or repair or rebuild as hereinabove provided.

     Section 15.02 Non-insured Casualty. If the Building in which the demised premises are located is damaged or destroyed by a casualty not insured under the commercial property policy in effect to the extent of twenty-five percent (25%) or more of the then tax assessed value thereof, then Lessor may either terminate this lease or elect to repair or restore said damage or destruction, in which latter event Lessor shall repair and/or rebuild the same as provided in Section
15.01 of Article XV, Lessor shall advise Lessee in writing within thirty (30) days after the casualty whether it intends to rebuild or repair. If Lessor elects not to repair or rebuild, this lease shall terminate without further notice, in which event all future obligations of either party shall cease, effective as of the date Lessee ceases to do business in the demised premises. If such damage or destruction occurs and this lease is not so terminated by Lessor, this lease shall remain in full force and effect and the parties hereto waive the provisions of any law to the contrary. Lessor's obligation to repair or rebuild under this paragraph shall in no event exceed the scope of the work to be done by Lessor in the original construction of the demised premises and the Building in which the demised premises are located.

     Section 15.03 Repairs by Lessee. In the event of any damage or destruction affecting the demised premises, unless this lease is terminated as in Section
15.01 or 15.02 above provided, Lessee shall replace or fully repair, promptly upon request by Lessor, all plate glass, exterior signs, trade fixtures, equipment, display cases, and all installations originally installed by Lessee. Lessee shall have no interest in the proceeds of any commercial property insurance carried by Lessor, except to the extent such insurance covers the personal property, fixtures and installation made by Lessee to the demised premises.

     Section 15.04 Abatement of Basic Rent. The basic rent shall be abated proportionately during any period in which, by reason of any damage or destruction, there is a substantial interference with the operation of the business of Lessee in the demised premises. The degree of abatement shall be based upon the extent to which Lessee's use of the demised premises has been restricted or lost, and such abatement shall continue for the period commencing with such destruction or damage and ending with the substantial completion of such work or repair and/or reconstruction as Lessor or Lessee is obligated to perform and evidence of Lessee's right to re-enter and use the demised premises.

                                   ARTICLE XVI

                                 Eminent Domain

     Section 16.01 Automatic Termination of Lease. If the whole of the demised premises is taken by any public authority under the power of eminent domain, then the term of this lease shall cease as of the day possession is taken by such public authority and all rentals shall be payable by Lessee up to that date. If only a part of the demised premises is taken under eminent domain, the lease shall terminate as to the portion taken, and unless this lease is terminated as hereinafter provided, it shall continue in full force and effect as to the remainder of said premises and Lessor, at its own cost and expense, shall make all necessary structural repairs and alterations to the demised premises required by such taking.

     Section 16.02 Option to Terminate. If, after a taking under power of eminent domain, the remainder of the demised premises cannot be made tenantable for the purposes for which Lessee has been using the premises, Lessee shall have the option, to be exercised within thirty (30) days after the filing of such eminent domain action, of terminating this lease effective as of the date the condemning authority takes possession; provided, however, that if more than fifty percent (50%) of the floor area of the demised premises is taken under power of eminent domain, either party, by written notice to the other delivered on or before the date of surrendering possession to the public authority, may terminate this lease, effective as of such surrender of possession. All compensation and damages of any type whatsoever awarded for any taking, whole or partial, shall belong to and be the property of Lessor except that Lessee shall have the right to claim and recover from the condemning authority, but not from Lessor (but only to the extent that such compensation is not actually paid by the condemning authority to Lessor), such compensation as may be separately awarded or recoverable by Lessee in Lessee's own right on account of any cost or loss to which Lessee might be put in removing Lessee's merchandise, furniture, fixtures and equipment.

     Section 16.03 Condemnation of Less Than a Fee. In the event of a condemnation of all or a portion of the demised premises without the condemnation of the fee simple title thereto, this lease shall not terminate and such condemnation shall not excuse Lessee from full performance of all of its covenants hereunder, but Lessee in such event shall be entitled to present or pursue against the condemning authority its claim for and to receive all compensation or damages sustained by it by reason of such condemnation, and Lessor's right to recover compensation or damages shall be limited to compensation for and damages, if any, during such time as Lessee is out of possession of the demised premises by reason of such condemnation, this lease shall not be subject to forfeiture for failure to observe and perform those covenants not calling for the payment of money. In the event the condemning authority fails to keep the demised premises in the state of repair required hereunder, or to perform any other covenant not calling for the payment of money, Lessee shall have ninety (90) days after the restoration of possession to it within which to carry out its obligations under such covenant or covenants. During such time as Lessee shall be out of possession of the demised premises by reason of such leasehold condemnation, Lessee shall continue to be obligated to pay all rentals due hereunder. At any time after such condemnation proceedings have commenced, Lessor shall have the option to require Lessee to assign to Lessor all compensation and damages payable by the .condemnor to Lessee, to be held by Lessor without liability interest thereon as security for the full performance of Lessee's covenants hereunder, such compensation and damages received pursuant to said assignment to be applied first to the payment of rents, taxes, assessments, insurance premiums and all other sums from time to time payable by Lessee pursuant to the terms of this lease as such sums fall due, and the remainder, if any, to payable to Lessee, it being understood and agreed that such assignment shall not believe Lessee of any of its obligations under this indenture respect to such rents taxes, assessments, insurance premiums and other sums except as the same are actually received by Lessor.

                                  ARTICLE XVII

                                Default of Lessee

     Section 17.01 Right to Reenter. In the event of any failure of Lessee to pay any rental due hereunder within ten (10) days after written notice from Lessor that such payment is due but has not been made; or any failure to perform any other of the terms, conditions or covenants of this lease to be observed or performed by Lessee for more than thirty (30) days after written notice of such default has been given to Lessee, assuming that such performance could be accomplished within such 30-day period, or if not curable within thirty (30) days, for more than thirty (30) days after written notice of such default has been given to Lessee if Lessee has not commenced such cure within the thirty (30) days after written notice of default and diligently sought to prosecute the cure thereafter; or if Lessee or an agent of Lessee falsifies any report required to be furnished to Lessor pursuant to the terms of this lease, or if Lessee or any guarantor of this lease becomes bankrupt or insolvent or files any debtor proceedings or takes or has taken against Lessee or any guarantor of this lease, in any court pursuant to any statute either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Lessee's or any such guarantor's property; or if Lessee or any such guarantor makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement; or if Lessee abandons the demised premises; or suffers this lease to be taken under any writ of execution; then Lessor besides other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the demised premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Lessee, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

     Section 17.02 Right to Relet. In the event Lessor elects to reenter, as provided in Section 17.01, or takes possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this lease or from time to time without terminating this lease, make such reasonable alterations and repairs as may be necessary in order to relet the demised premises, and may relet the demised premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this lease) and at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion may deem advisable. Upon each such reletting all rentals received by Lessor for such reletting shall be applied: first, to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor; second, to the payment of any costs and expenses of such reletting, including brokerage fees and reasonable attorneys' fees and of costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder and the residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder; provided, however, that in no event shall Lessee be entitled to any portion of said rentals. If such rentals received from such reletting during any month be less than that to be paid during that month by Lessee hereunder, Lessee shall pay any such deficiency by Lessor. Such deficiency shall be calculated and paid monthly. No such reentry or taking possession of the demised premises by Lessor shall be construed as an election on its part to terminate this lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this lease for such previous breach. Should Lessor at any time terminate this lease for any breach, in addition to any other remedies it may have, it may recover from Lessee all damages it may incur by reason of such breach, including the cost of recovering the demised premises, reasonable attorneys' fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this lease for the remainder of the stated term over the then reasonable rental value of the demised premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Lessee to Lessor. In determining the rent which would be payable by Lessee hereunder, subsequent to default, the annual rent for each year of the unexpired term shall be equal to the average annual basic and additional rents paid by Lessee from the commencement of the term to the time of default, or during the preceding three full calendar years, whichever period is shorter.

     Section 17.03 Separate Suits. Lessor shall have the privilege of splitting its cause of action for rent to permit institution of a separate suit or suits or proceedings for the basic rent and a separate suit or suits or proceedings for any other payment required hereunder, and neither the institution of such suit or proceeding, nor the entering of judgement[SIC] therein, shall bar Lessor from bringing a subsequent suit or proceeding for basic rental or for any other payments hereunder.

     Section 17.04 No Accord and Satisfaction. No payment by Lessee or receipt by Lessor of lesser amount than the rents herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or pursue any other remedy at law or in this lease provided.

     Section 17.05 Interest on Past Due Amounts. Any amounts owing by Lessee to Lessor under the terms of this lease shall carry interest from the date the same became due until paid at the lesser of (i) the legal maximum rate of interest then prevailing in the State of Hawaii; or (ii) three percent (3%) above the rate of interest then being charged for prime, short-term commercial loans on Kauai by First Hawaiian Bank and said interest shall be considered as a part of the rental payable hereunder.

                                  ARTICLE XVIII

                               Surrender of Lease

     Section 18.01 Surrender Upon Termination. At the expiration of the tenancy hereby created or the date of termination of this lease, Lessee shall surrender the demised premises in the same condition of cleanliness, repair and sightliness as the demised premises were in upon the commencement of business under the lease, reasonable wear and tear and damage by unavoidable casualty excepted. Lessee shall surrender all keys for the demised premises to Lessor at the place then fixed for the payment of rent and shall inform Lessor of all combinations on locks, safes and vaults, if any, in the demised premises. On the date of expiration or termination, all alterations, additions, improvements, all hard surface bonded or adhesively affixed flooring, and all fixtures on the demised premises other than Lessee's trade fixtures, operating equipment and carpeting, shall become the property of Lessor and shall remain upon and be surrendered with the demised premises as a part thereof, without disturbance, molestation or injury, and without credit to Lessee, its sublessees, concessionaires or licensees; provided, however, that if Lessor so requests in writing within thirty (30) days after such expiration or termination, Lessee at its sole expense shall remove any improvements, alterations, additions, fixtures or flooring installed or made by or for Lessee and shall restore the demised premises to the condition prevailing prior to such installation. On or before the last day of the term or the sooner termination thereof, Lessee, if not then in default, may remove all trade fixtures, operating equipment and other personal property of Lessee from the demised premises and shall repair any damage occasioned by any such removal. Property not so removed shall be deemed abandoned by Lessee. If the demised premises is not surrendered by Lessee at such time, Lessee shall indemnify Lessor against loss or liability resulting from delay by Lessee in so surrendering the demised premises; including without limitation, any claims made by any succeeding Lessee founded on such delay. Lessee's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this lease.

     Section 18.02 Liquidated Damages. If, at the expiration or other termination of this lease, Lessee fails to yield up possession of the demised premises to Lessor, Lessor shall have the option to require Lessee to pay and Lessee shall pay as liquidated damages for each day possession of the demised premises is withheld an amount equal to double the amount of the daily basic rent computed on the thirty-day month basis.

     Section 18.03 Extensions. Any failure to completely surrender the demised premises to Lessor, as specified in Section 18.01 hereof, on or before expiration of the then current term of this lease (including the original term or any renewal thereof), shall be deemed to extend the term of this lease on a month-to-month basis at the same rentals, terms and conditions specified in this lease, and shall not be deemed to result in a new tenancy.

                                   ARTICLE XIX

                                   Liquidation

     Section 19.01 Lessee's Liability. In the event Lessor is, without fault on its part, made a party to any litigation commenced by or against Lessee arising out of Lessee's occupancy of the demised premises or any act of Lessee or any person taking by, through or under it concerning the demised premises or this lease, or in the event suit is brought for recovery of possession of the demised premises, for the recovery of rent or any other amount due under the provisions of this lease, or for enforcement of any covenant or condition of this lease, or because of the breach of any covenant herein contained, on the part of Lessee, Lessee shall indemnify, save harmless and defend Lessor, and shall pay to Lessor all expenses incurred in connection therewith, including reasonable attorneys' fees.

     Section 19.02 Performance by Lessor. If Lessee fails to perform any of the covenants to be performed by Lessee pursuant to the terms of this lease, or if Lessee fails to make any payment which Lessee agrees to make, then Lessor may, at Lessor's option, after ten (10) days' written notice to Lessee, perform any such affirmative covenants, or make any such payment, as Lessee's agent and Lessee shall pay the same together with a ten percent (10%) surcharge to cover Lessor's overhead as additional rent. The option given in this Article is for the sole protection of Lessor, and its existence shall not release Lessee from the obligation to perform any of the covenants herein provided to be performed by Lessee, or deprive Lessor of any legal rights which it may have by reason of any such failure of the Lessee to perform or any other default by Lessee.

     Section 19.03 Lessor's Liability. In the event Lessee is, without fault on its part, as determined by court judgment, arbitration or mutual agreement, made a party to any litigation commenced by or against Lessee arising out of Lessor's leasing of the demised premises or any act of Lessor or any person taking by or for enforcement of any covenant or condition of this lease, or because of the breach of any covenant herein contained, by Lessor, Lessor shall


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

indemnify, save harmless and defend Lessee, and shall pay to Lessee all expenses incurred in connection therewith, including reasonable attorneys' fees.

                                   ARTICLE XX

                                     Notices

     Section 20.01 Notice of Fire or Accidents. Lessee shall give immediate notice to Lessor of fire or accident in the demised premises or the Building and of any defects therein or defects in any fixtures or equipment situate therein or thereon.

     Section 20.02 Notices. Any notice or other communication relating to this lease shall be deemed to be duly given if in writing and sent by registered or certified mail, postage prepaid, addressed to the party and to the address designated by Lessor and Lessee respectively in this section:

     Lessor Designation:               H.C.L.  Investments, Inc.
                                       Suite 1852, 900 Fort Street Mall
                                       Honolulu, Hawaii 96813

     Lessee Designation:               Cost-U-Less Inc.
                                       Suite 203, 1810 15th Place NW
                                       Issaquah, Washington 98027

All payments of rent shall be made by Lessee to the party and at the address designated by Lessor herein. Any written notice sent by certified mail, return receipt requested, shall be deemed to have been served as of the date actually received; provided, however that if not sooner actually received, said written notice shall be deemed conclusively to have been received by the other party on the fourth day after mailing.

                                  ARTICLE XXI

                                Quiet Possession

     Section 21.01 Covenant of Quiet Enjoyment. Upon payment by Lessee of the rental as aforesaid and upon the observance and performance of the covenants by Lessee herein contained, Lessee shall peaceably and quietly hold and enjoy the demised premises for the term hereby demised without hindrance or interruption by Lessor or any other person or persons lawfully or equitably claiming by, through or under Lessor.

                                  ARTICLE XXII

                                  Miscellaneous

     Section 22.01 No Partnership. Lessor does not by this lease in any way or for any purpose, become a partner of Lessee in the conduct of its business, or otherwise, or joint adventurer or a member of a joint enterprise with Lessee.

     Section 22.02 Force Majeure. In the event that either party hereto is delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this section shall not operate to excuse Lessee from prompt payment of basic rent, additional rent or any other payments required by the terms of this lease, unless the act delaying or hindering performance materially interferes with Lessee's occupancy and use of the demised premises, in which event all rent due hereunder shall abate during the period of such material interference.

     Section 22.03 Security Deposit. Lessee has contemporaneously with the execution of this lease paid to Lessor, the sum of FORTY EIGHT THOUSAND FOUR HUNDRED AND NO/100 DOLLARS ($48,400.00), hereafter referred to as "security deposit." TWENTY-FOUR THOUSAND TWO HUNDRED AND 00/100 DOLLARS ($24,200.00) will be applied toward the second month's basic rent, and the balance shall be held by Lessor as a security deposit. The security deposit shall be held by Lessor during the term hereof without liability for interest, as security for the performance by Lessee of all the terms, covenants conditions of this lease to be kept and performed by Lessee. Lessor shall not be required to keep the security deposit as a separate fund but may commingle it with Lessor's own funds. If, at any time during the term of this lease, any of the rent herein reserved or other payment hereunder required of Lessee is overdue and unpaid, Lessor may, at the option of Lessor (but Lessor shall not be required to) appropriate and apply any portion of said security deposit to the payment of any such overdue rent or other payments. Should the security deposit, or any portion thereof, be appropriated and applied by Lessor for the payment of overdue rent or other sums due and payable to Lessor by Lessee hereunder prior to termination of this lease, then upon written demand by Lessor, Lessee shall remit to Lessor a sum in cash sufficient to restore said security deposit to TWENTY-FOUR THOUSAND TWO HUNDRED AND 00/100 DOLLARS ($24,200.00). Lessee's failure to do so within five
(5) days after receipt of such demand shall constitute a breach of this lease. In the event of failure or failures by Lessee to keep and perform all the other terms, covenants and conditions of this lease to be kept and performed by Lessee, then, at the option of Lessor and after terminating this lease, Lessor may appropriate and apply said security deposit, or so much thereof as Lessor in its sole discretion may reasonably determine to be necessary to compensate Lessor for all loss, cost or damage, including attorneys' fees, sustained or suffered by Lessor due to covenants and conditions, the security deposit shall be returned in full to Lessee at the end of the last extension of term of this lease without interest.

     Section 22.04 Transfer of Security Deposit. Lessor may transfer and/or deliver the security deposit, as such, to any assignee or successor of Lessor's interest in this lease, and thereupon Lessor shall be discharged from any further liability with respect thereto.

     Section 22.05 Lessee Defined, use of Pronoun. The word "Lessee" shall be deemed and taken to mean each and every person or party mentioned as a Lessee herein, be the same one or more. The use of the neuter singular pronoun to refer to Lessor or Lessee shall be deemed a proper reference even though Lessor or Lessee may be an individual, a partnership, a corporation, or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this lease apply in the plural sense where there is more than one Lessor or Lessee and to either corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

     Section 22.06 Partial Invalidity. If any term, covenant or condition of this lease, or the application thereof to any person or circumstance, is to any extent invalid or unenforceable, the remainder of this lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this lease shall be valid and be enforced to the fullest extent permitted by law.

     Section 22.07 Captions and Section Numbers. The captions, section numbers, and article numbers appearing in this lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles of this lease nor in any way affect this lease.

     Section 22.08 Entire Agreement. This lease contains the entire agreement between the parties and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part unless such executory agreement is in writing and is signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought. The laws of the State of Hawaii shall govern the validity, performance and enforcement of this lease.

     Section 22.09 No Option. The submission of this lease for examination does not constitute a reservation of or option for the demised premises and this lease becomes effective as a lease only upon execution and delivery thereof by Lessor and Lessee.

     Section 22.10. Non-Waiver. No covenant, term or condition of this lease shall be deemed to have been waived by Lessor unless such waiver be in writing by Lessor. The waiver by Lessor of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this lease other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

     Section 22.11. Time of the Essence. Time is of the essence of this lease and all of the terms, provisions, covenants and conditions hereof.

     Section 22.12. Recordation. Lessee shall not record this lease without the written consent of Lessor, however, upon the request of either party hereto the other party shall join in execution of a memorandum "short form" of this lease for the purpose of recordation. Said memorandum of short form of this lease shall describe the parties, the demised premises, and the term of this lease and shall incorporate this lease by reference only. All recordation fees and conveyance taken in connection with the recordation of said memorandum or short form of this lease shall be paid by or be the sole responsibility of Lessee.

     Section 22.13. Guaranty. MICHAEL J. ROSE, 4400 193rd Avenue Southeast, Issaquah, Washington, 98022, hereinafter called "Guarantor," which term, wherever used shall mean all and each of the persons or entities, jointly and severally, named herein as Guarantor, in consideration of these presents and for the purpose of inducing Lessor to enter into this lease with Lessee, hereby unconditionally guaranties the observance and performance by Lessee of all the terms, conditions and covenants to be observed or performed by Lessee during the term of this lease, including without limitation the payment of all rentals, taxes, and other charges and assessments due or to become due and owing under the lease. No extension of time, amendments to this lease, or other forbearance granted to Lessee shall affect the liability of Guarantor, all notices thereof being waived. Guarantor further agrees that upon any default by Lessee, Lessor may proceed forthwith and directly against Guarantor to collect and recover all damages and losses, including without limitation reasonable attorneys' fees, without necessity of first or concurrently proceeding against Lessee.

     IN WITNESS WHEREOF, Lessor, Lessee and Guarantor have executed these presents as of the day and year first above written.

                                        H.C.L. INVESTMENTS, INC.


                                        By
                                           -------------------------------------
                                           Its                          "Lessor"


                                        COST-U-LESS INC.


                                        By Michael J. Rose
                                           -------------------------------------
                                           Its [C.E.O]                  "Lessor"


                                        /s/
                                        ----------------------------------------
                                        Michael J. Rose              "Guarantor"


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